Noble Corporation plc Second Quarter 2024 Earnings Conference Call August 1, 2024

Disclaimer Forward-Looking Statements This communication includes “forward-looking statements” about Noble Corporation plc ("Noble" or the "Company") within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. All statements other than statements of historical facts included in this communication are forward looking statements, including those regarding future guidance, including revenue, adjusted EBITDA, the offshore drilling market and demand fundamentals, realization and timing of integration synergies, costs, the benefits or results of acquisitions or dispositions such as the acquisition of Diamond Offshore Drilling, Inc. (the “Diamond Transaction”), free cash flow expectations, capital expenditures, capital additions, capital allocation expectations, including planned dividends and share repurchases, contract backlog, rig demand, expected future contracts, anticipated contract start dates, major project schedules, dayrates and duration, any asset sales, access to capital, fleet condition and utilization, and 2024 financial guidance. Forward-looking statements involve risks, uncertainties and assumptions, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. When used in this communication, or in the documents incorporated by reference, the words “guidance,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “on track,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “achieve,” “shall,” “target,” “will” and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this communication and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. Risks and uncertainties include, but are not limited to, those detailed in Noble’s most recent Annual Report on Form 10-K, Quarterly Reports Form 10-Q and other filings with the U.S. Securities and Exchange Commission, including, but not limited to, risks related to the recently announced Diamond Transaction, including the risk that the transaction will not be completed on the timeline or terms currently contemplated, the risk that the benefits of the transaction may not be fully realized or may take longer to realize than expected, the risk that the costs of the acquisition will be significant and the risk that management attention will be diverted to transaction-related issues. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertainties when you are evaluating us. With respect to our capital allocation policy, distributions to shareholders in the form of either dividends or share buybacks are subject to the Board of Directors’ assessment of factors such as business development, growth strategy, current leverage and financing needs. There can be no assurance that a dividend or buyback program will be declared or continued. Non-GAAP Measures This presentation includes certain financial measures that we use to describe the Company's performance that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. The Company defines "Adjusted EBITDA" as net income adjusted for interest expense, net of amounts capitalized; interest income and other, net; income tax benefit (provision); and depreciation and amortization expense, as well as, if applicable, gain (loss) on extinguishment of debt, net; losses on economic impairments; restructuring and similar charges; costs related to mergers and integrations; and certain other infrequent operational events. We believe that the Adjusted EBITDA measure provides greater transparency of our core operating performance. The Company defines net debt as indebtedness minus cash and cash equivalents; free cash flow as cash flow from operations minus capital expenditures; adjusted EBITDA margin as adjusted EBITDA divided by total revenues; and leverage as net debt divided by annualized adjusted EBITDA from the most recently reported quarter. The Company defines net capital expenditures as capital expenditures net of reimbursements and insurance proceeds, and we define Capital Additions as additions to property and equipment. Additionally, due to the forward-looking nature of Adjusted EBITDA, management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure. Accordingly, the company is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to the most directly comparable forward-looking GAAP financial measure without unreasonable effort. 2

Summary Quarterly Dividend Increased to $0.50 for Q3 2024 Approximately $470M of capital returned to shareholders cumulatively Q4 2022 – Q3 2024 Approximately $275M in New Contracts Since Last Quarter Stanley Lafosse, Innovator, Resolve, Regina Allen 2024 Outlook: Adjusted EBITDA Guidance Narrowed Midpoint $975M Adj EBITDA unchanged; new range reflects 52-54% weighting to H2 Q2 Adjusted EBITDA of $271M, Free Cash Flow of ($26M) 48% sequential EBITDA increase driven by key contract startups 3 Acquisition of Diamond Offshore Bolsters Deepwater Leadership Position Significantly accretive to FCF per share, on track to close by Q1 2025

Second Quarter Financial Highlights Adjusted EBITDA $271M $183M Net capital expenditures $133M $167M Free cash flow ($26M) ($38)M Net debt $459M $374M Backlog $4.2B $4.4B Liquidity $656M $739M Adjusted EBITDA margin 39% 29% Leverage 0.4x 0.5x 4 Prior quarter figures for Q1 2024 shown below

Current Backlog Stands at $4.2 Billion 2024 2025 2026 2027 Floaters Jackups 76% 48% 12%26% Percentage of available days committed1 Backlog ($B) and Contract Coverage 1) Committed days on total marketed fleet, excluding cold stacked rigs, per 7/31/2024 fleet status 5 1.0 1.7 1.1 0.5

Deepwater Fleet Overview 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 DRILLSHIPS Noble Tom Madden (7g dual BOP) Noble Globetrotter I (6g) Noble Sam Croft (7g dual BOP) Noble Globetrotter II (6g) Pacific Meltem (7g dual BOP) – cold stacked Pacific Scirocco (6g) – cold stacked Noble Don Taylor (7g dual BOP) SEMISUBMERSIBLES Noble Bob Douglas (7g dual BOP) Noble Deliverer (6g) Noble Developer (6g) Noble Faye Kozack (7g dual BOP) Noble Valiant (7g dual BOP) Noble Discoverer (6g) Noble Viking (7g) Noble Venturer (7g dual BOP) Noble Voyager (7g dual BOP) Noble Stanley Lafosse (7g dual BOP) Noble Gerry de Souza (6g dual BOP) Firm contracts, excluding options, per 7/31/24 fleet status Recent Highlights • Stanley Lafosse: five additional wells option exercised (~1 year) with Murphy in the Gulf of Mexico, expected to commence in Feb 2025, includes an additional option for a further five wells 6

Jackup Fleet Overview 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 ULTRA HARSH ENVIRONMENT Noble Innovator (CJ70) Noble Integrator (CJ70) Noble Interceptor (CJ70) Noble Reacher (CJ50) Noble Resilient (CJ50) Noble Resolute (CJ50) Noble Resolve (CJ50) Noble Highlander (JU-2000E) HARSH ENVIRONMENT Noble Tom Prosser (JU-3000N) Noble Mick O’Brien (JU-3000N) Noble Regina Allen (JU-3000N) Noble Invincible (CJ70) Noble Intrepid (CJ70) Firm contracts, excluding options, per 7/31/24 fleet status Recent Highlights • Innovator: exercise of priced options with BP in the UK North Sea for an estimated duration of approximately 8 months • Regina Allen: exercise of two priced option wells (~60 days) with TotalEnergies in Argentina • Resilient: one well (~40 days) with Harbour in the United Kingdom, commenced in June 2024 • Resolve: one well (~45 days) with Central European Petroleum in Poland, expected to commence in September 2024; next, thirteen well P&A campaign (~170 days) with an undisclosed operator in Spain, expected to commence in Q2 2025 7

Financial Overview ($ millions) Quarter End 6/30/2024 Quarter End 3/31/2024 Revenue 693 637 Adjusted EBITDA 271 183 margin % 39% 29% Net Income 195 95 Diluted EPS 1.34 0.66 Cash flow from operations 107 129 Cash paid for capital expenditures 133 167 Free cash flow (26) (38) Net debt 1 459 374 Leverage 2 0.4x 0.5x Liquidity 3 655 739 1) Net debt defined as total indebtedness minus cash and cash equivalents. 2) Leverage ratio defined as net debt divided by annualized Adjusted EBITDA for the period. 3) 6/30/24 liquidity includes $163 million cash and cash equivalents plus $492 million RCF availability net of Letters of Credit outstanding Non-GAAP to GAAP reconciliations provided on page 10. 8

2024 Guidance Update Revenue 2,650 - 2,750 2,550 - 2,700 Adjusted EBITDA 950 – 1,000 925 – 1,025 Capital Addit ions, net of reimbursements 400 – 440 400 - 440 $ millions 9 Denotes prior guidance

Appendix: Reconciliation to GAAP Measures Reconciliation of Adjusted EBITDA Three Months Ended June 30, Three Months Ended 2024 2023 March 31, 2024 Net income (loss) $ 195,008 $ 65,816 $ 95,481 Income tax (benefit) provision (5,228) (671) (10,213) Interest expense, net of amounts capitalized 11,996 14,662 17,544 Interest income and other, net 8,183 2,940 4,735 Depreciation and amortization 90,770 71,324 86,698 Amortization of intangible assets and contract liabilities, net (22,497) (31,009) (20,353) (Gain) loss on extinguishment of debt, net — 26,397 — Merger and integration costs 10,618 22,452 9,331 (Gain) loss on sale of operating assets, net (17,357) — — Hurricane losses and (recoveries), net — 15,934 — Adjusted EBITDA $ 271,493 $ 187,845 $ 183,223 Total revenue $ 692,844 $ 638,535 $ 637,084 Adjusted EBITDA margin 39% 29% 29 % Reconciliation of Free Cash Flow Three Months Ended June 30, Three Months Ended 2024 2023 March 31, 2024 Net cash provided by (used in) operating activities $ 106,791 $ 211,160 $ 128,689 Capital expenditures, net of proceeds from insurance claims (132,513) (106,796) (166,610) Free cash flow $ (25,722) $ 104,364 $ (37,921) Reconciliation of Net Debt June 30, 2024 December 31, 2023 Long-term debt $ 622,051 $ 586,203 Cash and cash equivalents 162,852 360,794 Net Debt $ 459,199 $ 225,409